UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 12, 2004

FIVE STAR QUALITY CARE, INC.

(Exact name of registrant as specified in charter)

Maryland	1-16817	04-3516029
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

400 Centre Street, Newton, Massachusetts		02458
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  617-796-8387

(Telephone number, including area code)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 12, 2004, Five Star Quality Care, Inc., or the Company, issued a press release setting forth the Company’s results of operations and financial condition for the quarter and six months ended June 30, 2004.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

	By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer and Chief Financial Officer

Date: August 13, 2004